SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                    DWS Alternative Asset Allocation Plus VIP
                                DWS Balanced VIP
                                DWS Blue Chip VIP
                    DWS Diversified International Equity VIP
                             DWS Global Thematic VIP
                            DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") announced its intention to transition members of the funds' portfolio management team out of DIMA into separate independent investment advisory firms that are not affiliated with DIMA. In order for the funds to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the funds' Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreements"). The Sub-Advisory Agreements are subject to Board approval. If approved, the transition is expected to be completed early in the third quarter 2010.














               Please Retain This Supplement for Future Reference


May 1, 2010                                               [DWS INVESTMENTS LOGO]
VS-3633                                                      Deutsche Bank Group

Summary Prospectus May 1, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS BALANCED VIP






CLASS    A

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at www.dws-investments.com/vipros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling
(800) 728-3337 or by contacting your insurance company. The prospectus and Statement of Additional Information, both dated May 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks high total return, a combination of income and capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                              A
                                                     ----------
Management fee                                           0.37
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses (includes an administrative fee)          0.23
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.02
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     0.62
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $63          $199       $346       $774
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 207%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund normally invests approximately 60% of net assets in common stocks and other equity securities and approximately 40% of net assets in fixed-income securities, including non-investment grade high yield bonds. The fund invests at least 25% of net assets in fixed-income senior securities.


MANAGEMENT PROCESS. Portfolio management allocates the fund's assets among various asset categories, such as US and foreign equity of any size and style (including emerging market equity), and US and foreign fixed income of any credit quality (including emerging market bonds and inflation indexed bonds). Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's overall investment strategy.


Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global bond, equity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global bonds and equity indexes, and over-the-counter forward currency contracts.


The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, options, forward currency contracts, interest rate swaps and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


ASSET ALLOCATION RISK. Portfolio management may favor an asset category that underperforms relative to other asset categories. Changing allocations among asset categories may increase portfolio turnover and transaction costs. Because the different teams that manage portions of fund assets work independently, more than one team may simultaneously place orders to buy or sell the same security, which may cause the fund to pay a higher price (if buying) or receive a lower price (if selling) than it otherwise might. If one team buys a security while another is selling the same security, the net result to the fund would be additional transaction costs with little or no change in exposure to the security.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



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SUMMARY PROSPECTUS May 1, 2010                                DWS Balanced VIP

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


ETF RISK. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of and ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


REGIONAL FOCUS RISK. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]







  -2.63       -6.09      -15.17     18.10      6.64      4.30      10.24      4.84    -27.33    23.43
  2000       2001       2002        2003       2004      2005      2006       2007    2008      2009




Best Quarter: 12.93%, Q2 2009      Worst Quarter: -15.19%, Q4 2008
Year-to-Date as of 3/31/10: 3.75%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                              CLASS           1          5         10
                          INCEPTION        YEAR      YEARS      YEARS
                        -----------  ----------  ---------  ---------
CLASS A                    4/6/82        23.43       1.57      0.55
----------------------     ------        -----       ----     -----
RUSSELL 1000 INDEX                       28.43       0.79      -0.49
----------------------  ------           -----       ----     ------
BARCLAYS CAPITAL U.S.
AGGREGATE INDEX                           5.93       4.97      6.33
----------------------  ------           -----       ----     ------
BLENDED INDEX                            22.32       2.84      2.41
----------------------  ------           -----       ----     ------

The Advisor believes the additional Barclays Capital U.S. Aggregate Index and the Blended Index reflect typical fund asset allocations and represent the fund's overall investment process.

The BLENDED INDEX consists of the Russell 1000 (Reg. TM) Growth Index (20%), Russell 1000 (Reg. TM) Value Index (20%), Russell 2000 (Reg. TM) Index (6%), Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE (Reg. TM)) Small Cap Index (3%), MSCI EAFE (Reg. TM) Index (8%), MSCI Emerging Markets Free Index (3%), Barclays Capital U.S. Aggregate Index (27%), Credit Suisse High Yield Index (3%), Barclays Capital Global TIPS Index unhedged (5%) and BofA Merrill Lynch 3-Month US Treasury Bill Index (5%).


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Deutsche Asset Management International GmbH


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SUMMARY PROSPECTUS May 1, 2010                                DWS Balanced VIP

PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.


INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.


THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial inter mediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       4
                                                                DWS Balanced VIP
                                       SUMMARY PROSPECTUS May 1, 2010 2A-BAL-SUM